Udit Batra, Ph.D. President & CEO January 10, 2022 J.P. Morgan 40th Annual Healthcare Conference Exhibit 99.1

This presentation contains forward-looking statements regarding future results and events. For this purpose, any statements that are not statements of historical fact may be deemed forward-looking statements. Words such as “may,” “will,” “expect,” “plan,” “anticipate,” “estimate,” “intend” , “project” and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) are intended to identify forward-looking statements. Forward-looking statements are based on current expectations and assumptions and currently available data and are neither predictions nor guarantees of future events or performance. You should not place undue reliance on forward-looking statements, which speak only as of the date hereof and should not be relied upon as representing the Company’s estimates or views as of any date subsequent to the date of this presentation. We do not undertake to update or revise any forward-looking statements after they are made, whether as a result of new information, future events, or otherwise, except as required by applicable law. The Company’s actual future results may differ significantly from the results discussed in the forward-looking statements within this presentation for a variety of reasons, including and without limitation, risks related to the effects of the ongoing COVID-19 pandemic on our business, financial condition, results of operations and prospects, including: portions of our global workforce being unable to work fully and/or effectively due to working remotely, illness, quarantines, government actions, facility closures or other reasons related to the pandemic, increased risks of cyber-attacks resulting from our temporary remote working model, disruptions in our manufacturing capabilities or to our supply chain, volatility and uncertainty in global capital markets limiting our ability to access capital, customers being unable to make timely payments for purchases and volatility in demand for our products; foreign exchange rate fluctuations potentially affecting translation of the Company’s future non-U.S. operating results; fluctuations in expenditures by the Company’s customers, in particular large pharmaceutical companies; environmental and logistical obstacles affecting the distribution of products and risks associated with lawsuits and other legal actions, particularly involving claims for infringement of patents and other intellectual property rights. Such factors and others are discussed more fully in the sections entitled “Forward-Looking Statements” and “Risk Factors” of the Company’s annual report on Form 10-K for the year ended December 31, 2020 as filed with the Securities and Exchange Commission on February 24, 2021, as updated by the Company’s subsequent filings with the SEC including the Company’s Quarterly Reports on Form 10-Q. This presentation contains certain non-GAAP measures, which are provided to assist in an understanding of the Company’s business and its performance. These measures should always be considered in conjunction with the appropriate GAAP measure. Reconciliations of non-GAAP amounts to the GAAP amounts are on the Company’s website at: https://ir.waters.com/, or in the Company’s Form 8-K filings with the SEC. Cautionary Statements

Key Messages Resilient and Attractive Base Transformation on Track Focused on Growth

Company Snapshot (NYSE:WAT) Note: 1. Based on trailing twelve-months (TTM) as reported, GAAP data for the period ended October 2, 2021; 2. EBITDA Margin = (Earnings before Interest, Taxes, Depreciation, and Amortization) divided by total revenues (of $2.7BN), calculated using as reported, GAAP data Source: Waters Corporation information and data Liquid chromatography, mass spectrometry, and thermal analysis innovator Industry-leading service and informatics Partner with customers around the world to ensure the: Efficacy, safety & quality of medicines and vaccines Purity of our food and water Durability of products we use everyday 35% EBITDA 2 (TTM)1 $2.7BN Revenue (TTM)1 35+ Countries with Operations 7,400+ Employees Worldwide

Diversified Portfolio, Customer, and Geographic Base Note: 1. All data is based on total trailing twelve-month (TTM) as reported, GAAP revenues for the period ended October 2, 2021 (100% = $2.7B); potential for geographic business variation due to Covid-19. Source: Waters Corporation information and data High exposure to sustainable, growing markets (MSD+) Pharma Industrial & Applied 60% 30% Academic & Government 10% TTM Revenues Instruments Service Large installed base with >50% recurring revenues 47% Chemistry 35% 18% TTM Revenues Diversified geographic base, with exposure to higher-growth regions US Other APAC (ex-China) 28% 5% 20% China 18% Europe 29% TTM Revenues Customer Geography TTM Revenues of $2.7BN1

Operate in Markets with Sustainable Growth Drivers Source: Waters data and estimates PHARMA FOOD & ENVIRONMENT MSD Academic & Govt. MSD Manufacturing volume Biologics and novel modalities Outsourcing CLINICAL MATERIALS HSD MSD - HSD Early disease detection Volume of testing Safe food, water, and environmental health Population growth Battery testing Sustainable polymers Government funding Pharma Industrial & Applied LSD - MSD

Well-Developed Business Model

Waters™



150K+ installed base
Leader in LC, MS, Thermal Analysis
1
Simplified sophisticated Instruments
2
Informatics designed for regulatory submission
Embedded within Top 50 Pharma Companies
#1 Chromatography Data System
Empower™
Simple
Compliant
Efficient
For High Volume Applications
Deep understanding of unmet needs of customers
R&D = ~10% of revenues1
3
Customized Consumables
Innovator in small molecule and biologic separations
Leader in analytical chemistry solutions
4
Services to maximize productivity and utilization
Strong technical expertise
Top-ranked Field Services2

Note: 1. Total R&D spending as a percentage of non-service total company sales revenue – YTD as of 3Q21; 2. Multiple 'Achievement in Customer Excellence' Awards (Confirmit) for proven excellence and innovation in Customer Experience programs.

Source: Waters data and estimates. All data are estimates based on internal projections and represent forward-looking statements and are subject to inherent uncertainties that could cause actual results to differ and such differences could be material. Please refer to the Company's Cautionary Statements on Slide 2.

©2022 Waters Corporation
7

Commitment to Leave the World a Better Place

Waters™

ENVIRONMENTAL

Reduce our environmental footprint

~10% GHG reduction from 2016[1]

450,000kg annual CO_2 eliminated from our packaging

>50% of direct procurement spend with suppliers with sustainability goals or environmental KPIs

SOCIAL

Grow with culture of diversity and inclusion

Diverse slate and HBCU[2] programs

STEM programs with underserved communities

Employee Circles promoting compassion and conversation

GOVERNANCE

Enhance long-term shareholder value with effective oversight

44% of executive leadership are women; **33%** are ethnically diverse

Board of Directors is **40%** diverse[3]

Separation of Chairman and CEO positions in 2020

Note: 1. Against 2016 baseline; GHG = greenhouse gas emissions includes total Scope 1 & 2 (direct); figures as of 2020; 2. Refers to Historically Black Colleges and Universities; 3. By gender and ethnicity
Source: Waters data and analysis.

©2022 Waters Corporation 8

Key Messages Resilient and Attractive Base Transformation on Track Focused on Growth

Regain Commercial Momentum with Specific Initiatives Regained Momentum and Revitalized Organization Strengthen Performance and Leadership Enhance Portfolio for Growth 1 2 3

1 Regained Footing Across the Board

Waters™

Initiatives	2021 EST.	2022 and Beyond
1 **Instrument Replacement** Revenue Contribution	$30M+	Strong, ongoing replacement program
2 **Service Attachment** Plan coverage as % of i-base	+200bps Q3 YTD vs. 2019	+1000 bps further potential in L-T
3 **Contract Organizations** Revenue growth	40%+ Q3 YTD vs. 2019	Increased CXO exposure as only two-thirds potential reached
4 **eCommerce Adoption** % of chemistry sales	>27% of consumables (Q3 YTD)	Continued progress toward 55% at steady-state
5 **Launch Excellence** New product contribution	$45M+ Arc HPLC + Premier	Full pipeline of launches across instruments, consumables, and informatics; robust launch process

+~100bps average growth 2022 – 24

Note: 2021 EST data are estimates based on year-to-date performance through the end of 3Q21 and internal projections made at that time for the remainder of the year. 2022 and beyond data are estimates based on internal projections made at the end of 3Q21. All data represents forward-looking statements and are subject to inherent uncertainties that could cause actual results to differ and such differences could be material. Please refer to the Company's Cautionary Statements on Slide 2.
Source: Waters data, analysis, and estimates

©2022 Waters Corporation
11

1 Industry-Leading Financial Profile

Waters™

ORGANIC GROWTH[1]

AVG 2-YR STACKED CAGR (2019 - 21 Q3 YTD)


7%
5%
7%
3%
Waters
Peer Average
& Range

EBITDA MARGIN[2]

3-YR AVERAGE (2017 - 19)


35%
23%
26%
18%
Waters
Peer Average
& Range

Note: 1. Chart based on calculations comparing Waters' average 2-yr CAGR organic growth rates in constant currency for Q1-Q3 2019 - 21 with that of peers, based on their publicly reported total performance or analytical instrument segment performance (depending on which is the most relevant comparison to Waters business), excluding COVID-19 impacts; 2. Chart based on calculations comparing Waters' 3-year average EBITDA margins for fiscal years 2017, 18 and 19 with that of peers. EBITDA = Earnings before Interest, Taxes, Depreciation, and Amortization, calculated using as reported, GAAP data
Source: FactSet; Company public releases; Waters data, analysis, and estimates

©2022 Waters Corporation
12

2 New Leadership Capabilities in Place

Waters™


Udit Batra
CEO
Jon Pratt
Waters Division
Commercial execution
Integration
Waters Knowledge
Jianqing Bennett
TA Division
Commercial execution
Diagnostics expertise
Integration
Dan Welch
Operations
Manufacturing
Quality
Supply Chain
Amol Chaubal
CFO & IT
Customer Experience
Transformation
M&A
Dan Rush
Strategy & Transformation
Strategy & Innovation
Transformation
Integration
Kristen Garvey
Communications
Communications Strategy
Stakeholder Engagement
Integration
Belinda Hyde
HR
Talent Management
HR Operations
Transformation
Keeley Aleman
Legal
M&A and Comm. Agreements
Intellectual Property
Governance

EXECUTION EXCELLENCE • M&A AND TRANSFORMATION • TECHNICAL EXPERTISE

©2022 Waters Corporation
13

Key Messages Resilient and Attractive Base Transformation on Track Focused on Growth

Informatics for compliance & quality Customized Consumables Services to maximize productivity and utilization Core Pharma QA/QC Late-Stage Drug Development Food and Environmental Safety Clinical Diagnostics Materials Testing Faster-Growing Adjacencies Bio-separations Bioprocess Characterization LC-MS in Diagnostics Battery Testing Sustainable Polymers Taking Capabilities into Faster-Growing Adjacencies Customized Consumables Simplified sophisticated Instruments Informatics designed for regulatory submission 1 2 3 Services to maximize productivity and utilization 4

Core Supported by Instrument Innovation

Waters™

	 Arc™ HPLC Launched in 2020	 Acquity PREMIER Launched in 2021	 SELECT SERIES MRT Launched in 2021
Value Proposition	**High performance without revalidating existing methods**	**Biologics and Novel Modality applications**	**Outstanding clarity and accuracy at speed**
Product Benefits	**5x** lower carryover[1] vs legacy HPLC **>2x** higher injection precision[2] Back pressure tolerance up to **9,500** psi, ~2x previous HPLC	**100x** better detection sensitivity **50%** reduction in peak tailing **>5x** improvement in repeatability	**<500ppb** mass accuracy; better than TOF & Orbitrap Mass Resolution **>200k FWHM**[3]; first Waters instrument of its kind Speed **up to 10Hz** without comprising accuracy

Note: 1. Carryover is sample carryover from a previous experiment / machine run; 2. Compared to competing systems; 3. FWHM = Full Width Half Maximum (FWHM) resolution quality
Source: Waters Corporation information and analysis

©2022 Waters Corporation
16

Custom-Designed Consumables for Novel Modalities Note: Chart shows the retention time of the analyte Source: Waters Corporation information and analysis Increased sensitivity for metal-binding analytes like mRNA and complex proteins Better peak shapes and capacity Greater reproducibility for QA/QC Fastest column launch in Waters history EXAMPLE APPLICATION: Oligonucleotides 12X (est.) improvement in Sensitivity COLUMNS Launched in 2020

Solving Critical Problems in High-Growth Adjacencies Source: IMS/IQVIA Clinical Market Data; M&M Report; Kalorama; BBC Market Report; Waters Corporation information and analysis Bio-separations Separating and purifying newer modalities Bioprocess Characterization Decoupling the process from the product for manufacturing of large molecules LC-MS in Diagnostics An unbiased, multiplexed, multiomic, and ultra-high sensitivity diagnostic solution Market Size Market Growth ~$1.2BN HSD - DD ~$0.5BN DD+ ~$1.2BN HSD - DD

Bioprocess Characterization: Clone Cell Selection

Waters™

1 UNMET NEEDS

Higher level of process control and better analytics in bioprocessing applications

2 PROOF OF CONCEPT



BioAccord

BioAccord speeds up time for initial clone cell selection from **6** weeks to **1** week

3 POTENTIAL OPPORTUNITY



Manufacturing
Pilot Plant
Benchtop

FROM:



Culture Run
Culture Run
Culture Run
Culture Run
Quality Sample
Time
Week 2
Week 4
Week 6

TO:



Culture Run
Culture
Run
Quality Sample
Quality Sample
Time
Week 2
Week 4
Week 6

BioAccord monitors PQAs directly[1] and covers **4-7x times** more types of analytical data than competing systems

Better clones and culture conditions

★ Data driven selection of clones / Optimization of culture parameters

Note: 1. PQA = product quality attributes linked to the drug substance
Source: Waters Corporation information and analysis

©2022 Waters Corporation
19

Putting It All Together Note: Growth rate estimates are for organic growth in constant currency; margin expansion estimates are at constant currency. All data are estimates based on internal projections and represent forward-looking statements and are subject to inherent uncertainties that could cause actual results to differ and such differences could be material. Please refer to the Company’s Cautionary Statements on Slide 2. Source: Waters Corporation estimates and projections 5-7% MARKET+ BEYOND MARKET+ +20-30 bps NEAR-TERM (2022-23) MID-TERM (2024+) MSD end markets Market+ execution MSD+ end markets Market+ execution Adjacencies adding to growth ANNUAL EXPANSION ANNUAL EXPANSION Volume leverage Productivity gains Investment in high-growth adjacencies Volume leverage Productivity gains Business mix Additional investments GROWTH MARGINS

Key Messages Resilient and Attractive Base Transformation on Track Focused on Growth